Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Qorus.com, Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
                Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated this 7th day of June 2004


/s/ Patrick J. Haynes, III
Patrick J. Haynes, III
President and Chief Executive Officer

/s/ Thomas C. Ratchford
Thomas C. Ratchford
Principal Accounting Officer

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Qorus.com, Inc. and will be retained by Qorus.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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